UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: May 3, 2022

PEOPLES BANCORP INC.
(Exact name of Registrant as specified in its charter)

Ohio	000-16772	31-0987416
(State or other jurisdiction	(Commission File	(I.R.S. Employer
of incorporation)	Number)	Identification Number)

138 Putnam Street, PO Box 738
Marietta,	Ohio	45750-0738
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code:	(740)	373-3155

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common shares, without par value	PEBO	The Nasdaq Stock Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07     Submission of Matters to a Vote of Security Holders
On April 28, 2022, Peoples Bancorp Inc. (“Peoples”) held its 2022 Annual Meeting of Shareholders (the “Annual Meeting”) with 20,710,814 (72.86%) of the 28,426,456 common shares outstanding and entitled to vote on the February 28, 2022 record date represented in person or by proxy.
Twelve directors of Peoples were elected to serve terms of one year each: Tara M. Abraham, S. Craig Beam, George W. Broughton, David F. Dierker, James S. Huggins, Brooke W. James, Susan D. Rector, Kevin R. Reeves, Douglas V. Reynolds, Frances A. Skinner, Charles W. Sulerzyski and Michael N. Vittorio.

The following is a summary of the voting results:

Nominee	For	Withheld	Abstentions	Broker Non-Votes
Tara M. Abraham	15,742,927	518,058	not applicable	4,449,828
S. Craig Beam	15,877,508	383,478	not applicable	4,449,828
George W. Broughton	15,587,961	673,024	not applicable	4,449,828
David F. Dierker	15,748,055	512,930	not applicable	4,449,828
James S. Huggins	15,878,689	382,296	not applicable	4,449,828
Brooke W. James	15,732,094	528,891	not applicable	4,449,828
Susan D. Rector	15,697,447	563,539	not applicable	4,449,828
Kevin R. Reeves	16,003,790	257,195	not applicable	4,449,828
Douglas V. Reynolds	15,987,769	273,217	not applicable	4,449,828
Frances A. Skinner	15,975,870	285,116	not applicable	4,449,828
Charles W. Sulerzyski	15,914,391	346,595	not applicable	4,449,828
Michael N. Vittorio	15,898,690	365,295	not applicable	4,449,828

    Also at the Annual Meeting, Peoples' shareholders: (1) approved, in a non-binding advisory vote, the compensation of Peoples' named executive officers as disclosed in Peoples' proxy statement for the Annual Meeting; and (2) ratified the appointment of Ernst & Young LLP as Peoples' independent registered public accounting firm for the fiscal year ending December 31, 2022. The following is a summary of the voting results:

Proposal	For	Against	Abstention	Broker Non-Votes
Non-binding advisory vote on
executive compensation	15,673,652	476,735	110,598	4,449,828

Proposal	For	Against	Abstentions	Broker Non-Votes
Ratification of the appointment of independent registered public accounting firm	20,365,835	316,291	28,687	—

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PEOPLES BANCORP INC.

Date:	May 3, 2022	By:/s/	KATIE BAILEY
Katie Bailey

Executive Vice President, Chief Financial Officer and Treasurer